Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events
13.	Subsequent Events

Greene County Acquisition

On July 7, 2014, the Company entered into a definitive purchase and sale agreement to acquire approximately 22,000 net acres and 12 developed Marcellus wells in western Greene County, Pennsylvania from Chesapeake Appalachia, L.L.C. and its partners for approximately $329.5 million (the “Greene County Acquisition”). The Company funded the Greene County Acquisition through a combination of cash on hand and borrowings under the Amended Credit Agreement. As of June 30, 2014, the Company has deposits of $18.7 million on the condensed consolidated balance sheets in escrow for this purchase. The transaction closed on August 1, 2014, with an effective date of February 1, 2014.

16.	Subsequent Events

Initial Public Offering

On January 29, 2014, Rice Energy completed their IPO of 50,000,000 shares of our $0.01 par value common stock, which included 30,000,000 shares sold by Rice Energy Inc., 14,000,000 shares sold by the selling stockholder and 6,000,000 shares subject to an option granted to the underwriters by the selling stockholder.

The net proceeds of the IPO, based on the public offering price of $21.00 per share, were approximately $993.5 million, which resulted in net proceeds to Rice Energy of $593.6 million after deducting estimated expenses and underwriting discounts and commissions of approximately $36.4 million and the net proceeds to the selling stockholders of approximately $399.0 million after deducting underwriting discounts of approximately $21.0 million. Rice Energy did not receive any proceeds from the sale of the shares by the selling stockholders. A portion of the net proceeds from the IPO were used to repay all outstanding borrowings under the revolving credit facility of the Company’s Marcellus joint venture, to make a $100.0 million payment to Alpha Holdings in partial consideration for the Marcellus JV Buy-In and to repay all outstanding borrowings under the Company’s revolving credit facility. The remainder of the net proceeds from the IPO will be used to fund a portion of our capital expenditure plan.

Marcellus JV Buy-In

On January 29, 2014, in connection with the closing of the IPO and pursuant to the Transaction Agreement between Rice Energy and Alpha Holdings dated as of December 6, 2013 (the “Transaction Agreement”), Rice Energy completed its acquisition of Alpha Holdings’ 50% interest in the Company’s Marcellus joint venture in exchange for total consideration of $300.0 million, consisting of $100.0 million of cash and the issuance to Alpha Holdings of 9,523,810 shares of Rice Energy common stock. Prior to the completion of the acquisition of Alpha Holdings’ 50% interest in the Company’s Marcellus joint venture, the Company accounted for its investment under the equity method of accounting.

The company is currently assessing the fair value of assets acquired and liabilities assumed. Immediately prior to the acquisition, the fair value of the existing equity in the Marcellus joint venture, based upon preliminary valuations, was approximately $245.0 million. The acquisition-date fair value of the existing equity was based on an income approach. The income approach calculated the present value of the future cash flows related to the natural gas properties as of the date of the transaction, utilizing a discount rate based upon market participant assumptions, natural gas strip prices as of the date of the transaction, and a decline curve consistent with our geographic peers. As we acquired the remaining ownership in the Marcellus joint venture we are required to remeasure our equity investment at fair value which will result in a non-recurring gain of approximately $195.2 million during the quarter ended March 31, 2014. On a preliminary basis and based on preliminary valuations performed to determine the fair value of the assets as of the acquisition date, the company anticipates the natural gas properties have fair value of approximately $320.0 million. The preliminary estimate of excess purchase price over net assets and liabilities assumed which is to be allocated to goodwill is approximately $365.0 million and will be deductible for tax purposes.

The acquisition consolidates the resources of the Company and the Marcellus joint venture which will enable the Company to efficiently develop the natural gas properties concurrently. The management team of the Company has historically also served as the management team of the joint venture, so the team is intimately familiar with the assets. These factors resulted in the aforementioned goodwill.

The following unaudited pro forma combined financial information presents the Company’s results as though the Company and the incremental 50% interest in our Marcellus joint venture had occurred at January 1, 2013.

(in thousands)	Year Ended December 31, 2013 (Pro forma)
Pro forma net revenues	$179,281
Pro forma net loss	$(30,509)
Pro forma earnings per share	$(0.24)

The Company expects to complete the purchase price allocation during 2014 and may adjust the preliminary amounts set forth above to reflect the final valuation. This final valuation of the assets and liabilities could have a material impact on the pro forma information and preliminary purchase price allocation discussed above.

Income Taxes

At the date of IPO, Rice Energy owned 100% of Rice Drilling B and its subsidiaries. Rice Drilling B was a limited liability company not subject to federal income taxes before IPO. However, in connection with the closing of the IPO, as a result of our corporate reorganization, we became a corporation subject to federal income tax and, as such, our future income taxes will be dependent upon our future taxable income. The change in tax status would require the recognition of a deferred tax asset or liability for the initial temporary differences at the time of the change in status. The resulting deferred tax liability is approximately $145.1 million.

No current tax expense would result as of the date of the change in status. The recognition of the initial deferred tax liability will be recorded in equity at the date of IPO, but not in the financials as of December 31, 2013.

Unregistered Sales of Equity Securities

On January 29, 2014, pursuant to the Master Reorganization Agreement (the “Master Reorganization Agreement”) among Rice Energy Inc., Rice Drilling B, REA, Rice Holdings, Rice Partners, NGP Holdings, NGP RE Holdings, L.L.C., (“NGP RE Holdings”) NGP RE Holdings II, L.L.C. (“NGP RE II” and, together with NGP RE Holdings, “Natural Gas Partners”), Mr. Daniel J. Rice III, Rice Merger LLC (“Merger Sub”) and each of the persons holding incentive units representing interests in REA (collectively, the “Incentive Unitholders”) dated as of January 23, 2014, (i) (a) Rice Partners contributed a portion of its interests in REA to Rice Holdings, (b) Natural Gas Partners contributed its interests in REA to NGP Holdings and (c) the Incentive Unitholders contributed a portion of their incentive units to Rice Holdings and NGP Holdings, each in return for substantially similar incentive units in such entities; (ii) NGP Holdings, Rice Holdings and Mr. Daniel J. Rice III contributed their respective interests in Rice Appalachia to the Company in exchange for 43,452,550, 20,300,923 and 2,356,844 shares of Common Stock, respectively; (iii) Rice Partners contributed its remaining interest in Rice Appalachia to Rice Energy Inc. in exchange for 20,000,000 shares of Common Stock; (iv) the Incentive Unitholders contributed their remaining interests in Rice Appalachia to the Company in exchange for 160,831 shares of Common Stock, each of which were issued by the company in connection with the closing of the IPO. In connection with the IPO, in the first quarter of 2014, we recognized a non-cash compensation expense of $3.4 million.

In addition, on January 29, 2014, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Rice Drilling B and Merger Sub dated as of January 23, 2014, Rice Energy Inc. issued 1,728,852 shares of Common Stock to the members of Rice Drilling B (other than Rice Appalachia) for settlement of the restricted units.

Incentive Units

In connection with the IPO, in the first quarter of 2014, certain incentive units granted by NGP Holdings to certain members of management triggered the pre-determined payout criteria, resulting in a cash payment by NGP Holdings of $4.4 million. This resulted in additional non-cash compensation expense being recorded in the first quarter of 2014 by the Company.

Convertible Debentures and Warrants

In connection with the IPO, the convertible debentures and warrants of Rice Drilling B were amended to become convertible or exercisable for an aggregate 1,671,800 shares of common stock of Rice Energy. Through March 10, 2014, approximately $5.0 million of the convertible debentures have been converted into 433,073 shares of Rice Energy Inc. common stock. On February 28, 2014, the Company issued a call notice on the remaining convertible debentures, requiring a response by March 30, 2014. Amounts not converted by the response date will require payment by the Company of 100% of the principal amount plus a premium of 50%, which could result in additional costs of $1.0 million. As the principal amount of the convertible debentures outstanding has been reduced to less than $5.0 million, the Company is no longer required to maintain restricted cash. Through March 10, 2014, two warrants have been exercised in exchange for 1,728 shares of Rice Energy common stock.

Amendment to Senior Secured Revolving Credit Facility

On January 29, 2014, Rice Energy, as parent guarantor, and Rice Drilling B, as borrower, entered into an amendment (the “Sixth Amendment”) to the Second Amended and Restated Credit Agreement, dated as of April 25, 2013 with Wells Fargo Bank, N.A., as administrative agent and the lenders and other parties thereto (the “Second Amended and Restated Credit Agreement”). Rice Drilling B is a wholly-owned subsidiary of Rice Energy Inc. Among other things, the Sixth Amendment (i) added Rice Energy Inc. as a guarantor, (ii) increased the maximum commitment to $1.5 billion from $500.0 million, (iii) increased the borrowing base to $350.0 million from $200.0 million, (iv) lowered the interest rate on amounts borrowed, and (v) allowed for the corporate reorganization that was completed simultaneously with the closing of the IPO.

Subsequent to December 31, 2013, the Company issued additional letters of credit with Wells Fargo Bank, N.A. of $55.9 million (refer to Note 4 for further details on letters of credit as required by the Company’s natural gas marketer and pipeline).

Momentum Acquisition

On February 12, 2014, the Company’s wholly owned subsidiary, Rice Poseidon, entered into a Purchase Agreement with M3 to acquire certain gas gathering assets in eastern Washington and Greene Counties, Pennsylvania, for aggregate consideration of approximately $110.0 million in cash, subject to customary purchase price adjustments. Rice Energy expects the Momentum Acquisition to close in the second quarter of 2014, subject to customary closing conditions. The effective date for the Momentum Acquisition is March 1, 2014 and will be funded with proceeds received from our IPO.

The properties to be acquired in the Momentum Acquisition consist of a 28-mile, 6”-16” gathering system in eastern Washington County, Pennsylvania, and permits and rights of way in Washington and Greene Counties, Pennsylvania, necessary to construct an 18-mile, 30” gathering system connecting the northern system to the Texas Eastern pipeline. The northern system is supported by long-term contracts with acreage dedications covering approximately 20,000 acres from third parties. Once fully constructed, the acquired systems are expected to have an aggregate capacity of over 1 Bcf/d.

Subsequent events have been considered for disclosure and recognition through March 21, 2014, the same date the consolidated financial statements were available to be issued.